                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                                 I.G.E., Inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

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Notes:

IGE


                                I. G. E., Inc.
                                 P.O. Box 222
                            Hillsboro, Texas 76645

                                 254.582.2669
                               Fax 254.582.0968


                                                                       Bob Royal
                                                                             CEO

November 24, 1999

To All I.G.E., INC., Stockholders:

Pursuant to many years of inactivity. The Management of I.G.E., INC., (IGE) have been researching and negotiating with several different companies. Plans are to acquire one or more of these candidates.

The Board of Directors and your President believe that these companies have excellent potential. Some are very exciting. Our goal is to acquire profitable companies with net earnings capable of increasing the value of the Company's stock quote.

We are recommending that the Companies Common Stock be reversed 1 share for 20 shares, so that IGE will be in a position to issue up to 95% of the Company's Common Investment Stock to acquire one or more of the Companies.

The acquired Company's Management will be come the Management of IGE. Some current Management may remain. It will be necessary to change the name from IGE and the state of incorporation may be changed.

Current Management's plans are to turn all IGE's Stockholders Stock from nothing to something.

Your Management recommends all Stockholders support these planned transactions.

Yours truly,


/s/ BOB ROYAL
Bob Royal, President

IGE


                                 I.G.E., INC.
                                 P.O. Box 222
                            Hillsboro, Texas 76645


                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                         TO BE HELD NOVEMBER 30, 1999

          Notice is hereby given that the Special Meeting of Stockholders of I.G.E., INC., (hereinafter referred to as the "Company") will be held at the Harvey Hotel, Coit Road & LBJ, Dallas, Texas, at 11:00 a.m. local time for the following purpose:

          1. To research, negotiate and acquire part or all the stock of one or more companies I.G.E., INC., Management directs, by issuing up to 95% of I.G.E., INC., post split stock.

          2. To ratify the elections of the following Officers and Directors and all other Officers and Directors elected by the Board of Directors, should one or more of the current Officers or Directors resign. Bob Royal, President, CEO, Chairman of the Board and Director, Todd R. Royal, Director, Senior Vice President and Assistant Secretary, Scott
          R. Royal, Director and Executive Vice President, Stephen D. Chanslor, Director, Chief Financial Officer, Barry C. Royal, Director, Secretary-Treasurer and clerk and John G. McCaig Assistant Clerk.

          3. To reverse split the issued and outstanding stock of record 1 share for 20 shares, from 9,948,324 shares to 497,416 shares. The Authorized of 10,000,000 shares and the par value of $0.01 shall remain the same and issue LNC 2,584 post split shares, for cash spent and debts assumed.

          4. To change the name and the state of the corporation, I.G.E., INC., to any other name or state approved by the Board of Directors.

          A proxy Statement is included so you may record your vote. If you are unable to attend the meeting. Please sign and return the proxy to the address listed above.

          I.G.E., INC.,
          P.O. Box 222
          Hillsboro, Texas 76645


          By order of the Board of Directors Bob Royal, President

IGE


                                PROXY STATEMENT


                                      OF


                                 I.G.E., INC.
                                 P.O. Box 222
                            Hillsboro, Texas 76645


                  SPECIAL MEETING OF STOCKHOLDERS TO BE HELD


                               NOVEMBER 30, 1999


           This  Proxy  Statement  is  being  furnished  to  the  stockholders
           of  IGE,  INC., a  Massachusetts   Corporation,   (the "Company")
           in   concention  with   the solicitation  of  proxies  by  the  Board
           of Directors of the Company for use at the Special Stockholders Meeting to be held at 11:00 A.M. local time, November 30, 1999, at The Harvey Hotel, LBJ & Coit Rd. Dallas,
           Texas.   This  Proxy Statement  and  the accompanying form of proxy are being first sent or given to shareholders on or about November 24, 1999.

                             REVOCABILITY OF PROXY

           The proxies being solicited by the Board of Directors may be revoked by any shareholder giving the proxy at any time prior to the meeting by giving notice of such revocation to the Company, in writing, at the address of the Company provided above. The proxy may also be revoked by any shareholder giving such proxy by appearing at the meeting and advising the Chairman of the meeting of his intent to revoke the proxy.

                        DISSENTERS! RIGHT OF APPRAISAL

           The laws of the State of Massachusetts make no provision for any dissenters right or rights of appraisal in connection with the matters to be considered at the Special Stockholders Meeting.
           The failure of a shareholder to vote against the proposal will not constitute a waiver of any rights otherwise afforded to any such shareholder by the laws of the State of Massachusetts.

                            EXPENSE OF SOLICITATION

           The expenses preparing and mailing of this Proxy Statement and the accompanying form of Proxy to Stockholders of the Company are being paid by the Company. Solicitation will be by mail and by personal solicitation by Directors and Officers of the Company without special compensation. The Company is also requesting you mail your proxies as soon as possible.

                  VOTING SECURITIES AND BENEFICIAL OWNERSHIP

            As of the record date for the determination of shareholders entitled to vote at the meeting, the total number of common shares at $0.01 par value outstanding and entitled to vote was approximately 9,948,324 shares. The holders of such shares are entitled to vote for each share held on the record date. There is no cumulative voting on the election of Directors.

                          VOTE REQUIRED FOR APPROVAL

            A majority of the shares of common stock outstanding at the record date must be represented at the Special Stockholders Meeting in person or by proxy in order for a quorum to be present, but without further notice to shareholders until a quorum is assembled. Each shareholder will be entitled to cast one vote at the Special Stockholders Meeting for each share of common stock registered in such shareholders name at the record date.
            The affirmative vote of the holders of at least a majority of common shares issued and outstanding is necessary to approve the election of Directors.

IGE


                 POSSIBLE ACQUISITION OF ONE OR MORE COMPANIES

            The Board of Directors voted to research, negotiate and acquire part or all the Stock of one or more companies I.G.E., INC. Management directs, by issuing up to 95% of I.G.E., INC., post split stock..

                   RATIFY ELECTION OF OFFICERS AND DIRECTORS

            The Board of Directors voted to elect Bob Royal, Director, President, CEO and Chairman of the Board, Todd R. Royal, Director, Senior Vice President and Assistant Secretary, Scott R. Royal, Director and Executive Vice President, Stephen D. Chanslor, Director, Chief Financial Officer,

            Barry C. Royal, Director Secretary-Treasurer and Clerk and John G. McCaig, Assistant Clerk and to Ratify the elections of other Officers and Directors elected by the Board of Directors, should one or more of the current Officers or Directors resign.

                REVERSE SPLIT OF THE COMPANY'S OUTSTANDING STOCK

            The Company has 10,000,000 shares of Common Stock Authorized, that shall remain the same. The Company has 9,948,324 shares of Common Stock, of record, that is issued and outstanding, that will be reverse split 1 share for 20 shares, from 9,948,324 shares to 497,416 shares, with 2,584 shares issued to Living Needs Corporation for cash spent and debts assumed for a total of 500,000 shares post split. Management believes will assist in its acquisition of profitable operating companies it is researching.

                     NAME AND STATE OF INCORPORATION CHANGE

            The Board of Directors approved for the Company to change its name from I.G.E., INC. as it chooses, and to change the state of incorporation to any other state.

                                 OTHER MATTERS

            The Board of Directors knows of no other matters which are likely to be brought before the meeting. However if any other matters, not now known or determined, come before the meeting the persons named in the enclosed form of proxy or their substitutes will vote such proxy in accordance with their judgement in such matters.

            Proxy Statement dated November 24, 1999.

IGE


                                     PROXY

                                  I.G.E., INC.
                                  P.O. Box 222
                             Hillsboro, Texas 76645

The undersigned hereby appoints, Bob Royal as proxy, with full power to substitution, and hereby authorizes him to represent and vote as designated below, all shares of Common Stock of I.G.E., INC, at the Special Stockholders Meeting to be held November 30, 1999.

1. To research, negotiate and acquire part or all the stock of one or more companies I.G.E., INC., Management directs, by issuing up to 95% of I.G.E., INC., post split stock.

     ____For
     ____Against
     ____Abstain

2. To ratify the elections of the Officers and Directors elected by the Board of Directors, as listed in the Proxy Statement.

     ____For
     ____Against
     ____Abstain

3. To reverse split the issued and outstanding common Stock of record 1 share for 20 shares, while the authorized remains the same and issue Living Needs Corporation 2,584 shares for cash spent and debts assumed.

     ____For
     ____Against
     ____Abstain

4. To change the name and the state of the corporation, I.G.E., INC., to any other name or state approved by the Board of Directors.

     ____For
     ____Against
     ____Abstain

5. In their discretion, the Proxies are authorities to vote upon such other business as may properly come before the meeting.

If no direction is made, this proxy will be voted for proposals 1, 2, 3, 4 and 5.

Please sign exactly as name appears on stock certificate.


________________________________________
Signature

________________________________________
Please Print Name Plainly